UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2025

EXOZYMES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42204	83-4550057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Royal Oaks Drive, Suite 106

Monrovia, CA 91016

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (626) 415-1488

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EXOZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of eXoZymes Inc. (the “Company”) was held on July 25, 2025. At the Annual Meeting, the Company’s shareholders:

●	Elected six nominees to serve as directors until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified;

●	Considered and voted on a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2026 fiscal year;

●	Considered and voted on a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers;

●	Considered and voted to approve the 2025 Performance Equity Plan; and

●	Ratified the appointment of RBSM LLP, as our independent registered public accounting firm, for our fiscal year ending December 31, 2025.

There were outstanding, as of the close of business on June 9, 2025, the record date for the Annual Meeting, 8,367,810 shares of Common Stock of the Company, each entitled to one vote per shares. There were present at the Annual Meeting, either in person or represented by proxy, 4,779,773 votes, representing 56.98% of the shares entitled to vote at the Annual Meeting.

On each of Proposals 1, 2, 3 and 4, there were 503,307 broker non-votes, and for Proposal 5 there were no broker non-votes.

The final number of votes cast for, against, withheld or abstaining with respect to each Proposal is set forth below.

Proposal 1	Shares For	Shares Withheld
Christopher A. Marlett	4,253,811	22,655
Anthony DiGiandomenico	4,253,810	22,656
James U. Bowie	4,276,321	145
James J. Lalonde	4,276,309	157
Lon E. Bell	4,276,321	145
Edgardo Rayo	4,253,801	22,665

Proposal 2	Shares For	Shares Against	Shares Abstaining
The non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2026 fiscal year.	4,272,987	1,801	1,678

Proposal 3	Shares For One Year	Shares For Two Years	Shares For Three Years	Shares Abstaining
The non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers	151,229	1,333	4,121,899	2,005

Proposal 4	Shares For	Shares Against	Shares Abstaining
Approval of the 2025 Performance Equity Plan.	4,181,189	92,840	2,437

Proposal 5	Shares For	Shares Against	Shares Abstaining
Ratification of the appointment of RBSM LLP, as our independent registered public accounting firm, for our fiscal year ending December 31, 2025.	4,779,589	109	75

Based on the vote under Proposal 3, the Company will ask the shareholders every three years for an advisory vote on the compensation paid to the named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2025	EXOZYMES INC.

	By	/s/ Fouad Nawaz
Fouad Nawaz
Chief Financial Officer